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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of OC Financial, Inc. (the "Company") on Form 10-QSB for the quarter ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Stewart Fitz Gibbon III, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 25, 2005

/s/ H. Stewart Fitz Gibbon III
------------------------------
H. Stewart Fitz Gibbon III
Vice President and
Chief Financial Officer

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